SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant   [X]

Filed by a Party other than the Registrant   [   ]

Check the appropriate box:

[   ] Preliminary Proxy Statement

[   ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[   ] Definitive Proxy Statement

[X] Definitive Additional Materials

[   ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

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Eaton Vance Mutual Funds Trust

(Name of Registrant as Specified in Its Charter)

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 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1)   Title of each class of securities to which transaction applies:

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 (2)   Aggregate number of securities to which transaction applies:

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 (3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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 (4)   Proposed maximum aggregate value of transaction:

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 (5)   Total fee paid:

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 [  ]   Fee paid previously with preliminary materials.

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 [  ]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of  its filing.

(1)   Amount Previously Paid:

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 (2)   Form, Schedule or Registration Statement no.:

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 (3)   Filing Party:

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 (4)   Date Filed:

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Revised - Solicitation Script

Eaton Vance Tax-Managed Small-Cap Value Fund

July 24, 2015

Toll Free Number: 1-855-742-8267

Inbound Greeting:

“Thank you for calling the Broadridge Proxy Services Center for the Eaton Vance Tax-Managed Small-Cap Value Fund. My name is <Agent Name> and this call is being recorded for quality assurance. How may I assist you today?”

Revised Outbound Greeting:

“Good day.   May I please speak with Mr. /Ms. (Shareholder’s Last Name)?”

“Hello Mr. /Ms. (Shareholder’s Last Name).  My name is <Agent Name>.  I’m calling regarding the Eaton Vance Tax-Managed Small-Cap Value Fund’s Special Meeting of Shareholders scheduled to take place in <    > days on July 24, 2015.”

“Our records indicate that you have yet to register a vote your shares.  Due to the lack of time between now and the meeting date, we would like to use this opportunity to register your vote by phone.”

Adjournment Outbound Greeting:

“Hello is Mr. /Ms. (Shareholder’s Last Name) available please?”

“Hi Mr. /Ms. (Shareholder’s Last Name), my name is <Agent Name> and I am calling on behalf of the Eaton Vance Tax-Managed Small-Cap Value Fund on a recorded line.  Due to the lack of shareholder participation, the Special Meeting of Shareholders has been adjourned to (date/time).  We recently sent you proxy materials and have not received your vote. ”

Voting:

“The Board has recommended a vote In Favor on both proposals.  Would you like to vote along with your Board’s recommendation?”

“Thank you, I am recording your (for, against, abstain) vote.  For confirmation purposes, please state your full name.”

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“And according to our records, you currently reside in (read city, state, and Zip Code).

To ensure we have the correct street address for the confirmation, please state your street address.”

“Thank you.  You will receive a confirmation of your voting instructions within 5 days.  If you have any questions, please contact us at this toll free number 855-742-8267.”

“Mr./Ms. (Shareholder’s Last Name), your vote is important and your time is appreciated.  Thank you and have a good (day, evening, night).”

If Unsure of voting or does not want to vote along with the recommendation of the Board:

“Would you like me to review the proposals with you?” (After review, ask them if they would like to vote now over the phone).

If Not Received/Requesting material to be re-mailed:

“I can resend the proxy materials to you, or I can review the proposals with you and record your vote immediately by phone.” (Pause for response.)

After review, ask them if they would like to vote now over the phone:

“Your Board recommends that you vote “FOR” the proposals. Would you like to vote along with the recommendation of the Board?”

If they don’t want proposals reviewed:

“Do you have an email address this can be sent to?” (If yes, enter the email address in the notes and read it back phonetically to the shareholder.)

“Thank you.  You should receive the proxy materials shortly and the materials will inform you of the methods available to cast your vote, one of which is to call us back at 855-742-8267.”

If Not Interested:

(Use rebuttal) “I am sorry for the inconvenience. Please be aware that as a shareholder, your vote is very important.  Please fill out and return your proxy card at your earliest convenience.  If you would rather not do that, you can always vote via the other methods outlined in the proxy materials. Thank you again for your time today, and have a wonderful day/evening.”

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ANSWERING MACHINE MESSAGE:

“Hello, my name is <Agent Name> and I am a proxy voting specialist calling on behalf of the Eaton Vance Tax-Managed Small-Cap Value Fund. You should have received proxy material electronically or in the mail concerning the Special Meeting of Shareholders to be held on July 24, 2015.”

“Your vote is very important.  Please sign, date and promptly mail your proxy card in the postage-paid envelope provided.  Internet and telephone voting are also available.  To vote over the Internet please follow the instructions provided in the proxy materials.  If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 855-742-8267 and a proxy voting specialist will assist you.  Specialists are available Monday through Friday, 9:00 AM to 10:00 PM Eastern Time.  Voting takes just a few moments and will benefit all shareholders. Thank you for your prompt attention to this matter.”

AUTOMATED ANSWERING MACHINE MESSAGE:

“Hello, this is the Broadridge Proxy Services Center calling with an important message on behalf of the Eaton Vance Tax-Managed Small-Cap Value Fund. You should have received proxy material electronically or in the mail concerning the Special Meeting of Shareholders to be held on July 24, 2015.”

“Your vote is very important.  Please sign, date and promptly mail your proxy card in the postage-paid envelope provided.  Internet and telephone voting are also available.  To vote over the Internet please follow the instructions provided in the proxy materials.  If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 855-742-8267 and a proxy voting specialist will assist you.  Specialists are available Monday through Friday, 9:00 AM to 10:00 PM Eastern Time.  Voting takes just a few moments and will benefit all shareholders. Thank you for your prompt attention to this matter.”

INBOUND - CLOSED RECORDING:

“Thank you for calling the Broadridge Proxy Services Center. Our offices are now closed.  Please call us back during our normal business hours which are, Monday through Friday, 9:00 AM to 10:00 PM Eastern Time.  Thank you.”

INBOUND - CALL IN QUEUE MESSAGE:

“Thank you for calling the Broadridge Proxy Services Center.  Our proxy specialists are currently assisting other shareholders.  Your call is important to us.  Please continue to hold and your call will be answered in the order in which it was received.”

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END OF CAMPAIGN MESSAGE:

“Thank you for calling the Broadridge Proxy Services Center. The Shareholder meeting has been held and as a result, this toll free number is no longer in service for proxy related calls. If you have questions about your investment, please contact your Financial Advisor or the fund company directly.  Thank you and have a nice day.”

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